Bayer Business Services                                                  [logo]

                                       [handwritten:] Copies to UF, DR 08/11/03


Kronos Titan GmbH & Co. OHG
Attn:  Mr. Volker Roth
Peschstrasse 5

51373 Leverkusen



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
Contract for services and shipments between Bayer AG and Kronos                             August 6, 2003
dated 1995-06-30

Dear Mr. Roth:                                                                              Frank Froeschle
                                                                                            Attorney at Law
The agreement cited above was originally entered into by Bayer AG and Kronos
Titan GmbH/Kronos International, Inc. It is mutally agreed that since then the
Kronos Bayer AG Titan GmbH & Co. OHG, as the legal successor of Kronos Titan
GmbH, has assumed Bayer Business Services Kronos Titan GmbH, has assumed Kronos
Titan GmbH's rights and obligations as Law & Patents defined in that contract.
51368 Leverkusen
                                                                                            Germany
Both  parties  to the  agreement  envisage  provisioning  of Kronos on the basis of
individual  contracts with the  appropriate  Bayer  subsidiaries/Service  entities.         Tel. +49(214)30-8 11 84
Negotiations  to that end are  ongoing.  Therefore,  it is  anticipated  that  both         Fax +49(214)30-5 62 24
parties to the agreement will substitute relevant individual  contracts in place of         frank.froeschle
the existing  contract prior to the expiration  date mentioned in the agreement (of         @BayerBBS.com
2011-12-31), thereby rescinding it.                                                         www.BayerBBS.com
                                                                                            ----------------

Without  regard to the above,  you wrote us on  2003-07-02  to ask that we continue         Board of Directors:
provisioning  on the  basis of the  existing  contract  in any  event,  even if the         Werner Wenning,
Kronos-Titan  GmbH & Co. OHG  should no longer be held by NL  Industries,  Inc.  We         Chairman
propose  to accede to your  request  by  amending  the  terms of the  agreement  as         Klaus Kuhn
follows:                                                                                    Udo Oeis
                                                                                            Richard Pott
ss. 1 number 3 of the contract for services and shipments shall be worded as follows:
                                                                                            Supervisory Board Chairman
                                                                                            Manfed Schneider

                                                                                            Corporate Headquarters:
                                                                                            Leverkusen
                                                                                            Cologne District Court
                                                                                            HRB 48248
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[see original for filename]





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"The obligations according to ss. 1 number 1 shall lapse in the event that
KRONOS undertakes the definitive shutdown of its manufacturing operations in Leverkusen."

We are sending you two original copies of this letter. We ask you to indicate your acceptance by signing both of them and returning one of the signed copies to us.

Sincerely yours,



Bayer AG

[signature] [signature] Frank Froeschle Ferenc Eikel Legal Department BIS-V Key Account Manager



Accepted:                                           Accepted:
Date:  08/11/03                                     Date:  08/11/03
[signature]                                         [signature]
Dr. Ulfert Fiand                                    Dr. Ulfert Fiand
Volker Roth                                         Volker Roth
Kronos Titan GmbH & Co. OHG                         Kronos International, Inc.